SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 18, 2005


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


             Maryland                     1-12002                 23-2715194
         (State or other               (Commission             (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)



                        1311 Mamaroneck Avenue, Suite 260
                          White Plains, New York 10605
               (Address of principal executive offices) (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Item 8.01         Other Events

On April 18, 2005, the Registrant's Board of Trustees approved a resolution waiving the Registrant's 4% Common Share ownership limitation for three current institutional shareholders of the Registrant's Common Shares in response to requests from these shareholders. The waiver allows each of these shareholders, which are not affiliated with the Registrant, to acquire up to 9.7% of the Registrant's Common Shares through open market purchases.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ACADIA REALTY TRUST
                                 (Registrant)


Date: April 18, 2005          By: /s/ Michael Nelsen

                                  Name:  Michael Nelsen
                                  Title: Sr. Vice President and Chief Financial
                                         Officer


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